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Exhibit 99.2

Assured Guaranty Ltd.
December 31, 2009
Financial Supplement

Table of Contents

Page
Selected Financial Highlights	1
Consolidated Income Statements	2
Consolidated Balance Sheets	3
Adjusted Book Value	4
Consolidated Capital and Claims Paying Resources	5
New Business Production	6
Segment Consolidation	7-8
Financial Guaranty Direct Segment	9-10
Financial Guaranty Reinsurance Segment	11-12
Investment Portfolio	13
Estimated Net Exposure Amortization and Estimated Amortization of Net Unearned Premium Reserve and Estimated Net Future Installment Premiums	14
Financial Guaranty Profile	15-18
Direct Pooled Corporate Obligations Profile	19-20
Consolidated U.S. Residential Mortgage-Backed Securities Profile	21-22
Financial Guaranty Direct U.S. RMBS Profile	23-28
Financial Guaranty Direct U.S. CMBS Profile	29
Consumer Receivables Profile	30
Financial Guaranty Direct Credit Derivative Net Par Outstanding Profile	31
Unrealized Gains (Losses) on Credit Derivatives	32
Below Investment Grade Exposures	33-37
Largest Exposures by Sector	38-41
Surveillance Financial Guaranty and Credit Derivatives Categories	42
Loss and LAE Reserves	43
Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid	44-46
Summary Financial and Statistical Data	47
Glossary	48
Endnotes Related to Non-GAAP Financial Measures	49

        This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. ("AGL" and, together with its subsidiaries, "Assured Guaranty" or the "Company") with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2009.

        December 31, 2009 amounts in this Financial Supplement include the consolidated results of Financial Security Assurance Holdings Ltd. ("FSAH"), which Assured Guaranty acquired on July 1, 2009.

        Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

        Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. The Company's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade of the Company or its affiliates and/or of transactions insured by the Company or its affiliates, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, the Company's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the world's credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses affecting the adequacy of the Company's loss reserves; (5) the impact of market volatility on the mark-to-market of the Company's contracts written in credit default swap form; (6) reduction in the amount of reinsurance portfolio opportunities available to the Company; (7) decreased demand or increased competition; (8) changes in applicable accounting policies or practices; (9) changes in applicable laws or regulation, including insurance and tax laws; (10) other governmental actions; (11) difficulties with the execution of the Company's business strategy; (12) contract cancellations; (13) the Company's dependence on customers; (14) loss of key personnel; (15) adverse technological developments; (16) the effects of mergers, acquisitions and divestitures; (17) natural or man-made catastrophes; (18) other risks and uncertainties that have not been identified at this time; (19) management's response to these factors; and (20) other risk factors identified in Assured Guaranty's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions, except per share amounts)

	Quarter Ended December 31,			Year Ended December 31,
			% Change versus 4Q-08			% Change versus 2008
	2009	2008		2009	2008
Operating income reconciliation:
Operating income(b)	$155.9	$3.5	NM	$316.7	$74.5	325%
Plus: Realized gains (losses) on investments, after tax	(4.0)	(46.8)	(91)%	(34.1)	(62.7)	(46)%
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	83.6	(212.5)	NM	(82.2)	29.3	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(18.8)	12.0	NM	(79.9)	27.8	NM
Plus: Goodwill and settlement of intercompany relationship, net	—	—	—	(23.3)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.	$216.7	$(243.8)	NM	$97.2	$68.9	41%

Return on equity ("ROE") calculations(1):
ROE, excluding unrealized gain (loss) on investment portfolio	29.0%	(47.4)%		3.7%	3.9%
Operating ROE(c)	16.4%	0.6%		9.8%	3.4%
Earnings per diluted share:(2)
Operating income(b)	$0.91	$0.04	NM	$2.45	$0.84	192%
Plus: Realized gains (losses) on investments, after tax	(0.02)	(0.51)	(96)%	(0.26)	(0.71)	(63)%
Plus: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	0.49	(2.34)	NM	(0.64)	0.33	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(0.11)	0.13	NM	(0.62)	0.31	NM
Plus: Goodwill and settlement of intercompany relationship, net	—	—	—	(0.18)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.(3)	$1.27	$(2.66)	NM	$0.75	$0.77	(3)%

Other information:
Net debt service outstanding				$958,265	$348,816	175%
Net par outstanding				640,422	222,722	188%
Claims-paying resources				13,525	4,962	173%
Gross par written	$7,986	$7,281	10%	49,921	56,140	(11)%

(1)
Quarterly ROE calculations represent annualized returns.

(2)
Effective January 1, 2009, the Company adopted FASB Accounting Standards Codification ("ASC") 260-10, "Earnings Per Share" (FSP EITF 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities"), which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured Guaranty decreased previously reported diluted net loss per share by $0.02 for Q4 2008. There was no effect on previously reported diluted net income per share for the year ended December 31, 2008. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the per diluted share calculation ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

(3)
Total may not add due to differences in calculating GAAP and non-GAAP per diluted share amounts.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and operating ROE (c)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended December 31,			Year Ended December 31,
			% Change versus 4Q-08			% Change versus 2008
	2009	2008		2009	2008
Revenues
Net earned premiums(1)	$373.4	$77.4	382%	$930.4	$261.4	256%
Net investment income	87.6	42.3	107%	259.2	162.6	59%
Realized gains on credit derivatives(2)	55.4	28.2	96%	170.2	117.2	45%
Incurred losses on credit derivatives	(60.2)	(24.8)	143%	(238.7)	(43.3)	451%
Other income	1.0	0.2	NM	61.2	0.7	NM

Total revenues	457.2	123.3	271%	1,182.3	498.6	137%
Expenses
Loss and loss adjustment expenses(1)	126.7	90.0	41%	377.8	265.8	42%
Amortization of deferred acquisition costs(1)	12.6	18.2	(31)%	53.9	61.2	(12)%
Other operating expenses	52.0	15.9	227%	176.8	90.6	95%
FSAH acquisition-related expenses	12.1	—	NM	92.3	—	NM
Interest expense	25.3	5.8	336%	62.8	23.3	170%

Total expenses	228.7	129.9	76%	763.6	440.9	73%

Operating income before provision (benefit) for income taxes	228.5	(6.6)	NM	418.7	57.7	626%
Total provision (benefit) for income taxes	72.6	(10.1)	NM	102.0	(16.8)	NM

Operating income(b)	155.9	3.5	NM	316.7	74.5	325%
Plus: Realized gains (losses) on investments, after tax	(4.0)	(46.8)	(91)%	(34.1)	(62.7)	(46)%
Plus: Non-credit impairments unrealized gains (losses) on credit derivatives, after tax	83.6	(212.5)	NM	(82.2)	29.3	NM
Plus: Unrealized gains (losses) on committed capital securities, after tax	(18.8)	12.0	NM	(79.9)	27.8	NM
Plus: Goodwill and settlement of intercompany relationship, net	—	—	—	(23.3)	—	NM

Net income (loss) attributable to Assured Guaranty Ltd.	$216.7	$(243.8)	NM	$97.2	$68.9	41%

Effect of refundings and accelerations, net
Earned premiums from refundings and accelerations, net	$46.1	$25.8	79%	$173.8	$61.9	181%
Operating income effect	$26.0	$15.3	70%	$113.5	$38.1	198%
Operating income per diluted share effect	$0.15	$0.17	(12)%	$0.88	$0.43	105%
Weighted average shares outstanding
Basic shares outstanding—GAAP(3) (for net income (loss) per share calculation)	164.7	91.0	81%	126.5	88.0	44%
Diluted shares outstanding—GAAP(3) (for net income (loss) per share calculation)	170.5	91.0	87%	129.1	88.4	46%
Diluted shares outstanding—non-GAAP(3) (for operating income per share calculation)	170.7	91.6	86%	129.4	88.9	46%
Shares outstanding at the end of period	184.2	91.0	102%

(1)
The Company adopted ASC 944-20, "Financial Services—Insurance" (FAS No. 163, "Accounting for Financial Guarantee Insurance Contracts") effective January 1, 2009.

(2)
Includes the revenue earned on credit derivatives component of realized gains and other settlements line item on the statements of operations.

(3)
Effective January 1, 2009, the Company adopted ASC 260-10, which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured Guaranty revised basic and diluted shares outstanding under GAAP. Operating income, a non-GAAP financial measure, for both periods is positive, therefore the diluted shares outstanding under non-GAAP ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	December 31, 2009	December 31, 2008
Assets
Investment portfolio, available-for-sale:
Fixed maturity securities, at fair value	$9,139.9	$3,154.1
Short-term investments	1,668.3	477.2

Total investment portfolio	10,808.2	3,631.3
Assets acquired in refinancing transactions	152.4	—
Cash	44.1	12.3
Premiums receivable, net of ceding commissions payable(1)	1,418.2	15.7
Ceded unearned premium reserve(1)	1,052.0	18.9
Deferred acquisition costs(1)	242.0	288.6
Reinsurance recoverable on unpaid losses(1)	14.1	0.2
Credit derivative assets	492.5	147.0
Committed capital securities, at fair value	9.5	51.1
Deferred tax asset, net(1)	1,158.2	129.1
Goodwill	—	85.4
Salvage recoverable(1)	239.5	80.2
Financial guaranty variable interest entities' assets	762.3	—
Other assets	200.4	95.9

Total assets	$16,593.4	$4,555.7

Liabilities and shareholders' equity
Liabilities
Unearned premium reserves(1)	$8,219.4	$1,233.7
Loss and loss adjustment expense reserve(1)	289.5	196.8
Long-term debt	917.4	347.2
Note payable to related party	149.1	—
Credit derivative liabilities	2,034.6	733.8
Reinsurance balances payable, net(1)	186.7	18.0
Financial guaranty variable interest entities' liabilities	762.7	—
Other liabilities	513.9	100.0

Total liabilities	13,073.3	2,629.5
Shareholders' equity
Common stock	1.8	0.9
Additional paid-in capital	2,585.0	1,284.4
Retained earnings(1)(2)	789.9	638.0
Accumulated other comprehensive income(2)	141.8	2.9
Deferred equity compensation	2.0	—

Total shareholders' equity attributable to Assured Guaranty Ltd.	3,520.5	1,926.2
Noncontrolling interest in consolidated VIEs	(0.4)	—

Total shareholders' equity	3,520.1	1,926.2

Total liabilities and shareholders' equity	$16,593.4	$4,555.7

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
The Company adopted ASC 320-10-65-1, "Investments—Debt and Equity Securities" (FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments") effective April 1, 2009. The adoption of this accounting standard increased retained earnings and decreased accumulated other comprehensive income (loss) by $57.7 million.

Assured Guaranty Ltd.

Adjusted Book Value

(dollars in millions, except per share amounts)

	As of :
	December 31, 2009	December 31, 2008	% Change versus 12/31/2008
Adjusted book value reconciliation:
Book value attributable to Assured Guaranty Ltd.	$3,520.5	$1,926.2	83%
Less: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(767.6)	(422.7)	82%
Less: Unrealized gains (losses) on committed capital securities, after tax	6.2	33.2	(81)%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect, after tax	139.7	(3.4)	NM

Operating shareholders' equity	$4,142.2	$2,319.1	79%
Less: Deferred acquisition costs ("DAC"), after tax	235.3	260.6	(10)%
Plus: Net present value of estimated net future credit derivative revenue, after tax(e)(2)	520.0	725.9	(28)%
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax(3)	4,486.8	1,033.4	334%

Adjusted book value(d)	$8,913.7	$3,817.8	133%

Adjusted book value per share reconciliation:
Book value attributable to Assured Guaranty Ltd.	$19.12	$21.18	(10)%
Less: Non-credit impairment unrealized gains (losses) on credit derivatives, after tax	(4.17)	(4.65)	(10)%
Less: Unrealized gains (losses) on committed capital securities, after tax	0.03	0.36	(92)%
Less: Unrealized gain (loss) on investment portfolio excluding foreign exchange effect, after tax	0.76	(0.04)	NM

Operating shareholders' equity per share	$22.49	$25.50	(12)%
Less: DAC, after tax	1.28	2.87	(55)%
Plus: Net present value of estimated net future credit derivative revenue, after tax(e)(2)	2.82	7.98	(65)%
Plus: Unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax(3)	24.36	11.36	114%

Adjusted book value(d)	$48.40	$41.97	15%

(1)
The Company adopted ASC 944-20 effective January 1, 2009. The adoption of this accounting standard had an effect of $19.4 million on January 1, 2009 book value.

(2)
Includes unearned revenue less ceded unearned premiums on credit derivatives, after tax.

(3)
Unearned premium reserve (UPR) less ceded unearned premiums, after tax.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [adjusted book value (d) and net present value of estimated future revenue on credit derivatives in force (e)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of December 31, 2009
	Assured Guaranty Corp.	Assured Guaranty Re Ltd.(1)	Assured Guaranty Municipal Corp.	Eliminations		Consolidated
Claims paying resources
Policyholders' surplus	$1,224	$1,190	$909	$(300	)(6)	$3,023
Contingency reserve	556	—	1,323	—		1,879

Qualified statutory capital	1,780	1,190	2,232	(300)		4,902
Unearned premium reserve	887	848	2,392	—		4,127
Loss and loss adjustment expense reserves	398	129	1,236	—		1,763

Total policyholders' surplus and reserves	3,065	2,167	5,860	(300)		10,792
Present value of installment premium(2)	612	349	874	—		1,835
Standby line of credit/stop loss	200	200	498	—		898

Total claims paying resources	$3,877	$2,716	$7,232	$(300)		$13,525

Net par insured outstanding(3)	$130,468	$116,117	$381,865	$(2,176)		$626,274
Net debt service outstanding(3)	$186,606	$190,089	$570,249	$(4,751)		$942,193
Ratios:
Net par insured to qualified statutory capital	73:1	98:1	171:1			128:1
Capital ratio(4)	105:1	160:1	255:1			192:1
Financial resources ratio(5)	48:1	70:1	79:1			70:1

(1)
Assured Guaranty Re Ltd. ("AG Re") numbers are the Company's estimate of U.S. statutory as this company files Bermuda statutory financial statements.

(2)
Includes financial guaranty and credit derivatives.

(3)
Statutory basis.

(4)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(5)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

(6)
In 2009, Assured Guaranty Corp. issued a $300.0 million surplus note to Assured Guaranty Municipal Corp.

Assured Guaranty Ltd.

New Business Production

(dollars in millions)

	Quarter Ended December 31,			Year Ended December 31,
			% Change versus 4Q-08			% Change versus 2008
	2009	2008		2009	2008
Consolidated new business production analysis:
Present value of new business production ("PVP")(a)
Public finance—U.S.	$114.0	$63.5	80%	$614.2	$523.9	17%
Public finance—non-U.S.	—	—		1.8	31.3	(94)%
Structured finance—U.S.	6.3	49.9	(87)%	23.2	194.8	(88)%
Structured finance—non-U.S.	0.1	14.7	(99)%	1.0	73.0	(99)%

Total PVP(a)	120.4	128.1	(6)%	640.2	823.0	(22)%
Less: PVP(a) of credit derivatives	—	57.7	NM	2.4	204.5	(99)%

PVP(a) of financial guaranty insurance	120.4	70.4	71%	637.8	618.5	3%
Less: Financial guaranty installment premium PVP(a)	(2.9)	10.5	(128)%	25.4	96.4	(74)%

Total: Financial guaranty upfront GWP	123.3	59.9	106%	612.4	522.1	17%
Plus: Upfront premium due to commutation	—	—	NM	—	(20.8)	(100)%
Plus: Financial guaranty installment adjustment(1)	(66.9)	23.9	NM	(55.1)	112.8	NM

Total financial guaranty GWP	56.4	83.8	(33)%	557.3	614.1	(9)%
Plus: Mortgage guaranty segment GWP	—	—	NM	0.2	0.7	(71)%
Plus: Other segment GWP	—	—	NM	(1.1)	3.5	(131)%

Total GWP	$56.4	$83.8	(33)%	$556.4	$618.3	(10)%

Consolidated financial guaranty gross par written:
Public finance—U.S.	$6,736	$4,914	37%	$47,120	$37,022	27%
Public finance—non-U.S.	—	(18)	(100)%	556	1,845	(70)%
Structured finance—U.S.	1,250	2,026	(38)%	2,245	12,741	(82)%
Structured finance—non-U.S.	—	359	(100)%	—	4,532	(100)%

Total	$7,986	$7,281	10%	$49,921	$56,140	(11)%

(1)
2009 amounts include the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for ASC 944-20 as well as the changes in estimated term for future installments.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

NM = Not meaningful

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended December 31, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)(2)	Mortgage Guaranty	Other	Total
Total PVP(a)	$120.4	$—	$—	$—	$120.4
Income statement:
Net earned premiums(1)	346.5	26.2	0.7	—	373.4
Realized gains on credit derivatives(3)	54.8	0.6	—	—	55.4
Other income	1.6	(1.5)		—	0.1

Total underwriting revenues	402.9	25.3	0.7	—	428.9
				—
Loss and loss adjustment expenses(1)	101.2	25.5	—	—	126.7
Incurred losses (gains) on credit derivatives(4)	59.2	1.0	—	—	60.2

Total incurred losses	160.4	26.5	—	—	186.9
Amortization of deferred acquisition costs(1)	3.5	9.0	0.1	—	12.6
Operating expenses	42.8	5.2	0.6	—	48.6

Total underwriting expenses	$206.7	$40.7	$0.7	$—	$248.1
Underwriting gain (loss)	$196.2	$(15.4)	$—	$—	$180.8

	Quarter Ended December 31, 2008
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Other	Total
Total PVP(a)	$121.9	$6.2	$—	$—	$128.1
Income statement:
Net earned premiums	25.0	51.1	1.3	—	77.4
Realized gains on credit derivatives(3)	27.1	1.1	—	—	28.2
Other income	0.2	—	—	—	0.2

Total underwriting revenues	52.3	52.2	1.3	—	105.8
Loss and loss adjustment expenses	66.7	22.4	0.9	—	90.0
Incurred losses (gains) on credit derivatives(4)	19.4	5.4	—	—	24.8

Total incurred losses	86.1	27.8	0.9	—	114.8
Amortization of deferred acquisition costs	3.9	14.1	0.2	—	18.2
Operating expenses	9.6	4.2	0.4	—	14.2

Total underwriting expenses	$99.6	$46.1	$1.5	$—	$147.2
Underwriting gain (loss)	$(47.3)	$6.1	$(0.2)	$—	$(41.4)

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP(a) for installment premiums, par written and par outstanding on treaty business in the Company's Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(3)
Includes premiums and ceding commissions.

(4)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

Assured Guaranty Ltd.

Segment Consolidation (Continued)

(dollars in millions)

	Year Ended December 31, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)(2)	Mortgage Guaranty	Other	Total
Total PVP(a)	$549.4	$90.8	$—	$—	$640.2
Income statement:
Net earned premiums(1)	793.0	134.4	3.0	—	930.4
Realized gains on credit derivatives(3)	168.2	2.0	—	—	170.2
Other income	38.3	20.2	—	—	58.5

Total underwriting revenues	999.5	156.6	3.0	—	1,159.1
				—
Loss and loss adjustment expenses(1)	242.0	123.8	12.0	—	377.8
Incurred losses (gains) on credit derivatives(4)	238.1	0.6	—	—	238.7

Total incurred losses	480.1	124.4	12.0	—	616.5
Amortization of deferred acquisition costs(1)	16.3	37.1	0.5	—	53.9
Operating expenses	136.3	26.3	3.2	—	165.8

Total underwriting expenses	$632.7	$187.8	$15.7	$—	$836.2
Underwriting gain (loss)	$366.8	$(31.2)	$(12.7)	$—	$322.9

	Year Ended December 31, 2008
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Other	Total
Total PVP(a)	$700.7	$122.3	$—	$—	$823.0
Income statement:
Net earned premiums	90.0	165.7	5.7	—	261.4
Realized gains on credit derivatives(3)	113.8	3.4	—	—	117.2
Other income	0.5	0.2	—	—	0.7

Total underwriting revenues	204.3	169.3	5.7	—	379.3
Loss and loss adjustment expenses (recoveries)	196.9	68.4	2.0	(1.5)	265.8
Incurred losses (gains) on credit derivatives(4)	38.3	5.4	—	(0.4)	43.3

Total incurred losses	235.2	73.8	2.0	(1.9)	309.1
Amortization of deferred acquisition costs	14.1	46.6	0.5	—	61.2
Operating expenses	61.6	20.7	2.6	—	84.9

Total underwriting expenses	$310.9	$141.1	$5.1	$(1.9)	$455.2
Underwriting gain (loss)	$(106.6)	$28.2	$0.6	$1.9	$(75.9)

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP(a) for installment premiums, par written and par outstanding on treaty business in the Company's Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(3)
Includes premiums and ceding commissions.

(4)
Includes paid and payable losses and received and receivable recoveries.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

	4Q-09	4Q-08	Full Year 2009	Full Year 2008
Income statement:
Net earned premiums:
Scheduled net earned premiums(1)
Public finance—U.S.	$77.8	$9.5	$172.9	$28.2
Public finance—non-U.S.	15.4	1.2	35.5	5.1
Structured finance—U.S.	202.9	11.2	438.8	48.4
Structured finance—non-U.S.	13.1	1.8	23.9	7.0

Total scheduled net earned premiums	309.2	23.7	671.1	88.7
Net earned premiums from refundings and accelerations(1)	37.3	1.3	121.9	1.3

Total net earned premiums	346.5	25.0	793.0	90.0
Realized gains on credit derivatives(2)	54.8	27.1	168.2	113.8
Other income	1.6	0.2	38.3	0.5

Total revenues	402.9	52.3	999.5	204.3
Loss and loss adjustment expenses (recoveries)(1):
Case	101.2	70.4	242.0	202.7
Portfolio	—	(3.7)	—	(5.8)

Total loss and loss adjustment expenses (recoveries)—financial guaranty	101.2	66.7	242.0	196.9
Incurred losses (gains) on credit derivatives(3)	59.2	19.4	238.1	38.3

Total incurred losses	160.4	86.1	480.1	235.2
Amortization of deferred acquisition costs(1)	3.5	3.9	16.3	14.1
Operating expenses	42.8	9.6	136.3	61.6

Total expenses	$206.7	$99.6	$632.7	$310.9
Underwriting gain (loss)	$196.2	$(47.3)	$366.8	$(106.6)

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Includes premiums and ceding commissions.

(3)
Includes paid and payable losses and received and receivable recoveries.

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (Continued)

(dollars in millions)

	4Q-09	4Q-08	Full Year 2009	Full Year 2008
PVP(a):
Public finance—U.S.	$114.0	$57.3	$523.5	$431.6
Public finance—non-U.S.	—	—	1.7	9.0
Structured finance—U.S.	6.3	49.9	23.2	187.6
Structured finance—non-U.S.	0.1	14.7	1.0	72.5

Total PVP(a)	120.4	121.9	549.4	700.7
Less: PVP(a) of credit derivatives GWP	—	57.7	2.4	201.5

PVP of financial guaranty GWP	120.4	64.2	547.0	499.2
Less: Present value of insurance installment premiums(a)	(2.9)	6.8	20.3	76.8

Upfront financial guaranty GWP	123.3	57.4	526.7	422.4
Plus: Financial guaranty installment adjustment(2)	(45.4)	11.7	(33.5)	62.3

Financial guaranty direct GWP	$77.9	$69.1	$493.2	$484.7

Gross par written:
Public finance—U.S.	$6,736	$4,752	$33,689	$30,710
Public finance—non-U.S.	—	—	90	449
Structured finance—U.S.	1,250	2,026	2,224	12,085
Structured finance—non-U.S.	—	359	—	4,323

Total	$7,986	$7,137	$36,003	$47,567

	As of December 31,
	2009	2008
Net par outstanding:
Public finance—U.S.	$372,088	$37,462
Public finance—non-U.S.	37,281	9,602
Structured finance—U.S.	132,945	65,590
Structured finance—non-U.S.	33,194	19,373

Total	$575,508	$132,027

Unearned premium reserve, net of ceded reinsurance—financial guaranty	$6,527.9	$612.4
Unearned credit derivative revenues, net of ceded reinsurance	53.3	19.7
Net present value of installment premiums in force—credit derivatives(e)	777.0	436.9
Net present value of installment premiums in force—financial guaranty(1)	—	229.3

(1)
The Company adopted ASC 944-20 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in "unearned premium reserve, net of ceded reinsurance—financial guaranty" line.

(2)
2009 amounts include the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for ASC 944-20 as well as the changes in estimated term for future installments.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future revenue on credit derivatives in force (e)].

Note: AGM is included in the financial guaranty direct segment.

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment

(dollars in millions)

	4Q-09	4Q-08	Full Year 2009	Full Year 2008
Income statement:
Net earned premiums(1):
Scheduled net earned premiums	$17.4	$26.7	$82.5	$105.1
Net earned premiums from refundings and accelerations	8.8	24.4	51.9	60.6

Total net earned premiums	26.2	51.1	134.4	165.7
Realized gains on credit derivatives(2)	0.6	1.1	2.0	3.4
Other income	(1.5)	—	20.2	0.2

Total revenues	25.3	52.2	156.6	169.3
Loss and loss adjustment expenses (recoveries)(1):
Case	25.5	23.9	123.8	70.9
Portfolio	—	(1.5)	—	(2.5)

Total loss and loss adjustment expenses (recoveries)—financial guaranty	25.5	22.4	123.8	68.4
Incurred losses (gains) on credit derivatives(3)	1.0	5.4	0.6	5.4

Total incurred losses	26.5	27.8	124.4	73.8
Amortization of deferred acquisition costs(1)	9.0	14.1	37.1	46.6
Operating expenses	5.2	4.2	26.3	20.7

Total expenses	$40.7	$46.1	$187.8	$141.1
Underwriting gain (loss)	$(15.4)	$6.1	$(31.2)	$28.2

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Includes premiums and ceding commissions.

(3)
Includes paid and payable losses and received and receivable recoveries.

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment(1) (Continued)

(dollars in millions)

	4Q-09	4Q-08	Full Year 2009	Full Year 2008
PVP(a):
Public finance—U.S.	$—	$6.2	$90.7	$92.3
Public finance—non-U.S.	—	—	0.1	22.3
Structured finance—U.S.	—	—	—	7.2
Structured finance—non-U.S.	—	—	—	0.5

Total PVP(a)	—	6.2	90.8	122.3
Less: PVP(a) of credit derivatives GWP	—	—	—	3.0

PVP(a) of financial guaranty GWP	—	6.2	90.8	119.3
Less: Present value of financial guaranty installment premiums(a)	—	3.7	5.1	19.6

Upfront financial guaranty GWP	—	2.5	85.7	99.7
Plus: Upfront premium due to commutation(2)	—	—	—	(20.8)
Plus: Financial guaranty installment adjustment(3)	(21.5)	12.2	(21.6)	50.5

Financial guaranty reinsurance GWP	$(21.5)	$14.7	$64.1	$129.4

Gross par written:
Public finance—U.S.	$—	$162	$13,431	$6,312
Public finance—non-U.S.	—	(18)	466	1,396
Structured finance—U.S.	—	—	21	656
Structured finance—non-U.S.	—	—	—	209

Total	$—	$144	$13,918	$8,573

	As of December 31,
	2009	2008
Net par outstanding:
Public finance—U.S.	$50,990	$69,860
Public finance—non-U.S.	5,494	8,899
Structured finance—U.S.	5,356	8,783
Structured finance—non-U.S.	3,074	3,153

Total	$64,914	$90,695

Unearned premium reserve, net of ceded reinsurance—financial guaranty	$626.9	$589.6
Unearned credit derivative revenues, net of ceded reinsurance	2.4	3.6
Net present value of installment premiums in force—credit derivatives(e)	12.7	10.1
Net present value of installment premiums in force—financial guaranty(e)(4)	—	233.2

(1)
Due to the timing of receiving reports prepared by Assured's ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company's financial guaranty reinsurance segment are reported on a one-quarter lag.

(2)
Relates to commutation of XLFA reinsurance cession of approximately $2.1 billion of net par outstanding.

(3)
2009 amounts include the difference in management estimates for the discount rate applied to future installments compared to the discount rate used for ASC 944-20 as well as the changes in estimated term for future installments.

(4)
The Company adopted ASC 944-20 effective January 1, 2009. Net present value of installment premiums in force for financial guaranty are included in "unearned premium reserve, net of ceded reinsurance—financial guaranty" line.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future revenue on credit derivatives in force (e)].

Note: AGM is included in the financial guaranty direct segment.

Assured Guaranty Ltd.

Investment Portfolio

As of December 31, 2009

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income(4)
Investment portfolio, available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations
of U.S. government agencies	$510.6	2.99%	2.26%	$522.3	$15.3
Agency obligations	503.7	3.50	3.04	515.3	17.6
Foreign government securities	356.4	3.03	1.99	356.6	10.8
Obligations of states and political subdivisions	2,524.9	3.78	3.56	2,600.0	95.4
Insured obligations of state and political subdivisions(1)	2,356.6	4.63	4.38	2,439.5	109.1
Corporate securities	617.1	3.73	3.05	625.5	23.0
Mortgage-backed securities(2):
Pass-throughs	1,657.6	5.15	4.32	1,669.5	85.4
PACs	21.7	4.62	4.32	22.3	1.0
Asset-backed securities(3)	395.3	3.44	2.57	388.9	13.6

Total fixed maturity securities	8,943.9	4.15	3.67	9,139.9	371.2
Short-term investments	1,668.3	0.13	0.09	1,668.3	2.2

Total investment portfolio	$10,612.2	3.52%	3.11%	$10,808.2	$373.4

Ratings(5):	Fair Value	%
Treasury and U.S. government obligations	$522.3	5.7%
Agency obligations	515.3	5.6
AAA/Aaa	3,344.6	36.6
AA/Aa	2,737.7	30.0
A/A	1,500.2	16.4
BBB	166.0	1.8
Below investment grade ("BIG")(6)	353.8	3.9

Total fixed maturity securities available for sale	$9,139.9	100.0%

Duration of investment portfolio (in years):		4.4

(1)
Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+. Includes $499.6 million insured by AGC & AGM.

(2)
$0.5 million is U.S. subprime RMBS, which has an average rating of AAA.

(3)
Contains no CDOs of ABS.

(4)
Represents annualized investment income based on amortized cost and pre-tax book yields.

(5)
Ratings are represented by the lower of the Moody's Investors Service and Standard & Poor's classifications.

(6)
Includes $73.5 million which the Company purchased for risk mitigation purposes and $203.9 million in assets received as part of an insured credit derivative.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Amortization of Net Present Value of
Net Unearned Premium Reserve ("UPR") and Estimated Net Future Credit Derivative Revenues
(dollars in millions)

			Non-Credit Derivative Financial Guaranty Contracts
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Expected PV Net Earned Premiums	Expected PV Net Loss to Be Expensed(2)	Net	PV of Credit Derivative Revenues and Other Installment Earned Premiums(3)	Total(4)
Financial Guaranty:
2009 (as of December 31)		$958,265
2010	$71,169	887,096	$1,053.6	$196.9	$856.7	$171.8	$1,028.5
2011	61,592	825,504	809.9	177.9	632.0	145.1	777.1
2012	68,453	757,051	671.5	175.8	495.7	113.0	608.7
2013	59,521	697,530	571.5	146.9	424.6	78.8	503.4
2014	62,934	634,596	495.9	123.7	372.2	54.6	426.8
2010 - 2014	323,669	634,596	3,602.4	821.2	2,781.2	563.3	3,344.5
2015 - 2019	216,091	418,505	1,652.9	285.9	1,367.0	94.9	1,461.9
2020 - 2024	156,759	261,746	938.9	75.7	863.2	31.9	895.1
2025 - 2029	110,179	151,567	589.4	43.2	546.2	17.7	563.9
After 2029	151,567	—	657.5	52.8	604.7	18.6	623.3

Total	$958,265		$7,441.1	$1,278.8	$6,162.3	$726.4	$6,888.7

(1)
Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of December 31, 2009. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

(2)
Represents the expected timing of loss expense recognition for expected losses embedded in unearned premium reserve, excluding accretion of discount on loss reserves.

(3)
Includes earnings on future installments of credit derivatives excluding credit derivative contracts with estimated credit impairment.

(4)
All amounts are presented at present value. The results of operations in future periods will include accretion.

Assured Guaranty Ltd.

Financial Guaranty Profile

As of December 31, 2009

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
			Net Par Outstanding	Avg. Rating(1)
	Net Par Outstanding	Net Par Outstanding
U.S. Public Finance:
General obligation	$161,140	$17,244	$178,384	A+
Tax backed	72,972	10,057	83,029	A+
Municipal utilities	62,911	6,667	69,578	A
Transportation	29,086	6,211	35,297	A
Healthcare	20,132	1,877	22,009	A
Higher education	12,184	2,948	15,132	A+
Housing	7,146	1,378	8,524	AA-
Infrastructure finance	2,717	836	3,553	BBB
Investor-owned utilities	124	1,566	1,690	BBB+
Other public finance	3,676	2,206	5,882	A

Total U.S. public finance	372,088	50,990	423,078	A+
Non-U.S. Public Finance:
Infrastructure finance	13,865	2,479	16,344	BBB
Regulated utilities	11,393	2,458	13,851	BBB+
Pooled infrastructure	4,404	—	4,404	AA
Other public finance	7,619	557	8,176	AA-

Total non-U.S. public finance	37,281	5,494	42,775	A-

Total public finance	$409,369	$56,484	$465,853	A

U.S. Structured Finance:
Pooled corporate obligations	$73,416	$917	$74,333	AAA
Residential mortgage-backed and home equity	28,747	429	29,176	BB+
Financial products	10,251	—	10,251	AA-
Consumer receivables	7,434	1,439	8,873	A+
Commercial mortgage-backed securities	7,030	380	7,410	AAA
Structured credit	2,223	384	2,607	A-
Commercial receivables	1,207	1,275	2,482	BBB+
Insurance securitizations	1,314	337	1,651	A+
Other structured finance	1,323	195	1,518	A+

Total U.S. structured finance	132,945	5,356	138,301	AA-
Non-U.S. Structured Finance:
Pooled corporate obligations	23,668	1,029	24,697	AAA
Residential mortgage-backed and home equity	5,203	24	5,227	AAA
Structured credit	1,428	641	2,069	BBB
Commercial receivables	1,003	869	1,872	A-
Insurance securitizations	964	17	981	CCC-
Commercial mortgage-backed securities	430	322	752	AA
Other structured finance	498	172	670	AAA

Total non-U.S. structured finance	33,194	3,074	36,268	AA+

Total structured finance	$166,139	$8,430	$174,569	AA-

Total net par outstanding	$575,508	$64,914	$640,422	A+

Mortgage guaranty risk in force	385	—	385	NA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

NA = Not Applicable

Assured Guaranty Ltd.

Financial Guaranty Profile (Continued)

(dollars in millions)

Financial Guaranty Gross Par Written by Asset Type

	Gross Par Written	Avg. Rating(1)	Gross Par Written	Avg. Rating(1)
Sector:	4Q-09		2009
U.S. Public Finance:
Tax backed	$2,207	A	$16,830	A
General obligation	2,449	A	15,895	A
Municipal utilities	746	A	5,776	A
Transportation	279	A	3,042	A
Higher education	407	A	2,430	A
Healthcare	222	A-	1,593	A
Infrastructure finance	426	BBB	1,281	A-
Housing	—	—	26	AA
Other public finance	—	—	247	A-

Total U.S. public finance	6,736	A	47,120	A
Non-U.S. Public Finance:
Infrastructure finance	—	—	188	A-
Regulated utilities	—	—	238	A-
Other public finance	—	—	130	A+

Total non-U.S. public finance	—	—	556	A-

Total public finance	$6,736	A	$47,676	A

U.S. Structured Finance:
Consumer receivables	$850	AAA	$1,681	AA+
Commercial receivables	—	—	164	A
Other structured finance	400	AAA	400	AAA

Total U.S. structured finance	1,250	AAA	2,245	AA+
Non-U.S. Structured Finance:
Total non-U.S. structured finance	—	—	—	—

Total structured finance	$1,250	AAA	$2,245	AA+

Total gross par written	$7,986	A+	$49,921	A

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (Continued)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of December 31, 2009
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$43,352	7.5%	$1	0.0%	$43,353	6.8%
AAA	57,950	10.1%	1,836	2.8%	59,786	9.3%
AA	176,626	30.7%	20,233	31.2%	196,859	30.7%
A	204,785	35.6%	28,415	43.8%	233,200	36.4%
BBB	69,488	12.1%	12,571	19.4%	82,059	12.8%
Below investment grade	23,307	4.0%	1,858	2.8%	25,165	4.0%

Total exposures	$575,508	100.0%	$64,914	100.0%	$640,422	100.0%

	As of December 31, 2009
	Public Finance— U.S.		Public Finance— Non-U.S.		Structured Finance— U.S.		Structured Finance— Non-U.S.		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$25	0.0%	$2,316	5.4%	$28,272	20.4%	$12,740	35.1%	$43,353	6.8%
AAA	6,461	1.5%	1,477	3.5%	40,022	28.9%	11,826	32.6%	59,786	9.3%
AA	164,986	39.0%	2,105	4.9%	26,799	19.4%	2,969	8.2%	196,859	30.7%
A	208,771	49.4%	13,542	31.7%	8,305	6.0%	2,582	7.1%	233,200	36.4%
BBB	39,709	9.4%	22,691	53.0%	14,514	10.5%	5,145	14.2%	82,059	12.8%
Below investment grade	3,126	0.7%	644	1.5%	20,389	14.8%	1,006	2.8%	25,165	4.0%

Total exposures	$423,078	100.0%	$42,775	100.0%	$138,301	100.0%	$36,268	100.0%	$640,422	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (Continued)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of December 31, 2009

	Net Par Outstanding	% of Total
U.S.:
U.S. Public Finance:
California	$60,187	9.4%
New York	35,407	5.5
Texas	31,099	4.9
Pennsylvania	28,594	4.5
Florida	25,352	4.0
Illinois	24,968	3.9
New Jersey	18,500	2.9
Michigan	17,070	2.7
Massachusetts	13,153	2.1
Washington	12,956	2.0
Other states	155,792	24.2

Total U.S. Public Finance	423,078	66.1
U.S. Structured finance (multiple states)	138,301	21.6

Total U.S.	561,379	87.7

Non-U.S.:
United Kingdom	30,929	4.8
Australia	8,784	1.4
Canada	4,948	0.8
France	2,663	0.4
Italy	2,445	0.4
Other	29,274	4.5

Total non-U.S.	79,043	12.3

Net par outstanding	$640,422	100.0%

Assured Guaranty Ltd.

Direct Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of December 31, 2009

Ratings(1):	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Super Senior	$23,335	24.0%	24.7%	23.6%
AAA	49,298	50.8%	30.9%	29.0%
AA	14,398	14.8%	33.2%	28.0%
A	3,062	3.2%	30.2%	28.5%
BBB	4,694	4.8%	39.9%	31.6%
Below investment grade	2,297	2.4%	43.8%	28.3%

Total exposures	$97,084	100.0%	30.4%	27.6%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of December 31, 2009

Year insured:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
2004 and prior	$14,382	14.8%	22.6%	23.9%
2005	19,984	20.6%	28.9%	25.2%
2006	20,228	20.8%	32.9%	28.0%
2007	39,052	40.2%	32.6%	29.5%
2008	3,438	3.6%	31.3%	32.5%
2009	—	—	—	—

	$97,084	100.0%	30.4%	27.6%

Assured Guaranty Ltd.

Direct Pooled Corporate Obligations Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of December 31, 2009

Asset class:	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)	Avg. Rating(1)
Collateralized loan obligation ("CLOs")/Collateralized bond obligation ("CBOs")	$57,434	59.2%	29.9%	26.5%	AAA
Synthetic investment grade pooled corporate	14,652	15.1%	19.2%	17.7%	AAA
Synthetic high yield pooled corporate	11,040	11.4%	36.7%	34.4%	AAA
Market Value CDOs(4) of corporate	5,846	6.0%	31.9%	38.3%	AAA
Trust Preferred—banks and insurance	3,759	3.9%	46.9%	36.0%	BBB+
Trust Preferred—US Mortgage and REITs(3)	2,400	2.5%	50.1%	42.1%	BB
Trust Preferred—European Mortgage and REITs	1,030	1.0%	36.8%	32.9%	BBB-
Other Pooled Corporate	923	0.9%	24.4%	15.4%	A-

	$97,084	100.0%	30.4%	27.6%	AAA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3)
REITs are real estate investment trusts.

(4)
CDOs are collateralized debt obligations.

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of December 31, 2009

Ratings(1):	Direct Net Par Outstanding	%	Reinsurance Net Par Outstanding	%	Total Net Par Outstanding	%
Super senior	$380	1.3%	$—	—	$380	1.3%
AAA	3,187	11.1%	23	5.4%	3,210	11.0%
AA	2,226	7.7%	47	11.0%	2,273	7.8%
A	1,873	6.5%	80	18.6%	1,953	6.7%
BBB	4,151	14.4%	85	19.8%	4,236	14.5%
Below investment grade	16,930	59.0%	194	45.2%	17,124	58.7%

	$28,747	100.0%	$429	100.0%	$29,176	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of December 31, 2009

Year insured:	Prime First Lien(2)	Closed End Seconds ("CES")	HELOC(4)	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs(3)	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$380	$—	$380
AAA	173	0	474	151	160	2,253	—	3,210
AA	37	42	530	245	53	1,365	—	2,273
A	27	2	235	126	161	1,402	—	1,953
BBB	134	—	203	1,964	67	1,836	31	4,236
Below investment grade	614	1,260	4,498	4,622	3,440	2,519	169	17,124

Total exposures	$986	$1,305	$5,940	$7,108	$3,882	$9,755	$200	$29,176

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of December 31, 2009

Year insured:	Prime First Lien(2)	CES	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
2004 and prior	$81	$3	$432	$151	$61	$1,745	$0	$2,473
2005	188	—	1,283	767	181	465	15	2,899
2006	157	470	1,913	562	1,028	4,271	87	8,488
2007	560	833	2,312	3,391	2,476	3,180	98	12,850
2008	—	—	—	2,236	136	94	—	2,466
2009	—	—	—	—	—	—	—	—

Total exposures	$986	$1,305	$5,940	$7,108	$3,882	$9,755	$200	$29,176

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (Continued)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Year Insured as of December 31, 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,559	$154	$194	$147	$419	$2,473
2005	—	301	83	106	665	1,745	2,899
2006	380	1,032	1,020	1,499	803	3,755	8,488
2007	—	319	786	18	1,074	10,653	12,850
2008	—	—	230	136	1,547	553	2,466
2009	—	—	—	—	—	—	—

	$380	$3,210	$2,273	$1,953	$4,236	$17,124	$29,176

% of total	1.3%	11.0%	7.8%	6.7%	14.5%	58.7%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

(3)
NIMs are net interest margin securities.

(4)
Home equity line of credit ("HELOC") securitizations.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of December 31, 2009

Ratings(1):	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Super senior	$—	$—	$—	$—	$—	$380	$—	$380
AAA	161	—	474	148	158	2,246	—	3,187
AA	2	42	524	243	53	1,360	—	2,226
A	1	—	228	100	157	1,387	—	1,873
BBB	134	—	147	1,961	64	1,814	31	4,151
Below investment grade	610	1,247	4,372	4,619	3,433	2,479	169	16,930

Total exposures	$909	$1,290	$5,745	$7,072	$3,865	$9,667	$200	$28,747

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of December 31, 2009

Year insured:	Prime First Lien(2)	Closed End Seconds	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
2004 and prior	$8	$—	$339	$118	$60	$1,674	$0	$2,199
2005	184	—	1,217	764	173	464	15	2,818
2006	157	457	1,876	562	1,020	4,264	87	8,423
2007	560	833	2,312	3,391	2,476	3,180	98	12,850
2008	—	—	—	2,236	136	85	—	2,457
2009	—	—	—	—	—	—	—	—

	$909	$1,290	$5,745	$7,072	$3,865	$9,667	$200	$28,747

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of December 31 2009

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2004 and prior	$—	$1,537	$107	$120	$74	$361	$2,199
2005	—	299	83	100	656	1,680	2,818
2006	380	1,032	1,020	1,499	800	3,692	8,423
2007	—	319	786	18	1,074	10,653	12,850
2008	—	—	230	136	1,547	544	2,457
2009	—	—	—	—	—	—	—

	$380	$3,187	$2,226	$1,873	$4,151	$16,930	$28,747

% of total	1.3%	11.1%	7.7%	6.5%	14.4%	59.0%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2009(1)

U.S. Prime First Lien(2)

Year insured:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$184	63.2%	5.3%	0.5%	6.2%	6
2006	157	71.3%	7.7%	0.0%	10.7%	1
2007	560	75.7%	10.8%	1.4%	10.8%	1
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$901	72.3%	9.1%	1.0%	9.8%	8

U.S. CES

Year insured:	Net Par Outstanding	Pool Factor(3)	Subordination(4)(7)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$—	—	—	—	—	—
2006	457	27.1%	—	50.7%	15.9%	2
2007	833	35.4%	—	52.9%	14.9%	10
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$1,290	32.5%	—	52.1%	15.3%	12

U.S. HELOC

Year insured:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$1,217	25.0%	0.5%	10.8%	12.2%	6
2006	1,876	43.6%	0.2%	21.8%	15.8%	7
2007	2,312	57.6%	3.7%	20.9%	9.0%	9
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

	$5,406	45.4%	1.8%	18.9%	12.1%	22

U.S. Alt-A First Lien

Year insured:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
2005	$764	47.4%	13.1%	3.4%	19.1%	21
2006	562	57.5%	3.4%	8.5%	39.5%	7
2007	3,391	70.1%	11.1%	5.1%	35.7%	12
2008	2,236	65.4%	29.2%	5.5%	32.2%	5
2009	—	—	—	—	—	—

	$6,954	65.1%	16.5%	5.3%	33.1%	45

(1)
For this release, net par outstanding is based on values as of December 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on December 31, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.
(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions
(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.
(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.
(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.
(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned ("REO") divided by net par outstanding.
(7)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2009(1)

U.S. Alt-A Option ARMs

Year insured:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
2005	$173	35.1%	12.6%	5.9%	41.6%	4
2006	1,020	64.5%	8.8%	6.8%	50.3%	7
2007	2,476	72.6%	10.8%	5.9%	41.3%	11
2008	136	72.4%	49.7%	4.0%	34.6%	1
2009	—	—	—	—	—	—

	$3,805	68.7%	11.7%	6.1%	43.5%	23

U.S. Subprime First Lien

Year insured:	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
2005	$464	36.7%	51.0%	4.4%	40.6%	7
2006	4,264	28.8%	60.7%	11.1%	45.6%	4
2007	3,180	65.1%	29.0%	9.2%	50.8%	13
2008	85	76.4%	35.3%	3.5%	35.4%	1
2009	—	—	—	—	—	—

	$7,993	44.2%	47.3%	9.9%	47.3%	25

(1)
For this release, net par outstanding is based on values as of December 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on December 31, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2009(2)

U.S. Prime First Lien(3)

Rating:	Net Par Outstanding	Pool Factor(4)	Subordination(5)	Cumulative Losses(6)	60+ Day Delinquencies(7)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	157	71.3%	7.7%	0.0%	10.7%	1
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	134	63.1%	3.8%	0.2%	3.8%	2
Below investment grade	610	74.6%	10.6%	1.4%	11.0%	5

	$901	72.3%	9.1%	1.0%	9.8%	8

U.S. CES

Rating:	Net Par Outstanding	Pool Factor(4)	Subordination(5)(8)	Cumulative Losses(6)	60+ Day Delinquencies(7)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	42	68.3%	—	5.3%	2.8%	1
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
Below investment grade	1,247	31.3%	—	53.7%	15.7%	11

	$1,290	32.5%	—	52.1%	15.3%	12

U.S. HELOC

Rating:	Net Par Outstanding	Pool Factor(4)	Subordination(5)	Cumulative Losses(6)	60+ Day Delinquencies(7)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	437	76.8%	7.7%	0.4%	1.0%	3
AA	524	71.2%	11.1%	6.2%	3.4%	2
A	228	67.0%	0.3%	5.1%	2.9%	1
BBB	142	29.4%	1.8%	6.6%	10.1%	1
Below investment grade	4,075	38.1%	0.0%	23.8%	15.0%	15

	$5,406	45.4%	1.8%	18.9%	12.1%	22

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

U.S. Alt-A First Lien

Rating:	Net Par Outstanding	Pool Factor(4)	Subordination(5)	Cumulative Losses(6)	60+ Day Delinquencies(7)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	61	37.1%	27.7%	2.9%	17.3%	3
AA	230	67.5%	51.6%	8.9%	38.6%	1
A	100	37.6%	27.3%	3.4%	23.5%	1
BBB	1,944	62.7%	22.5%	4.5%	28.4%	9
Below investment grade	4,619	67.0%	11.9%	5.5%	35.1%	31

	$6,954	65.1%	16.5%	5.3%	33.1%	45

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
For this release, net par outstanding is based on values as of December 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on December 31, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions

(4)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(5)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(6)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(7)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(8)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2009(2)

U.S. Alt-A Option ARMs

Rating:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	158	69.1%	5.2%	7.8%	52.0%	1
AA	8	48.4%	24.8%	5.4%	36.6%	1
A	141	71.4%	48.8%	4.1%	34.7%	1
BBB	64	41.5%	21.0%	2.6%	27.3%	2
Below investment grade	3,433	69.1%	10.3%	6.2%	43.8%	18

	$3,805	68.7%	11.7%	6.1%	43.5%	23

U.S. Subprime First Lien

Rating:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Super senior	$380	29.2%	62.9%	11.5%	45.9%	1
AAA	837	27.0%	63.1%	9.9%	46.5%	3
AA	1,314	31.5%	56.9%	10.0%	43.2%	2
A	1,284	28.2%	60.7%	11.3%	45.8%	3
BBB	1,763	47.6%	44.6%	8.2%	45.1%	7
Below investment grade	2,415	65.4%	28.9%	9.9%	52.4%	9

	$7,993	44.2%	47.3%	9.9%	47.3%	25

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
For this release, net par outstanding is based on values as of December 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on December 31, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. CMBS Profile

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of December 31, 2009(2)

U.S. Commercial Mortgage-Backed Securities ("CMBS")

Rating:	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Super senior	$—	—	—	—	—	—
AAA	4,433	93.9%	32.1%	0.1%	3.6%	192
AA	950	94.6%	18.3%	0.2%	3.3%	39
A	270	74.4%	9.7%	0.8%	1.7%	1
BBB	—	—	—	—	—	—
Below investment grade	—	—	—	—	—	—

	$5,653	93.1%	28.7%	0.1%	3.5%	232

Other U.S. Commercial Real Estate and CMBS Exposure(7)

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(8)	Avg. Current Enhancement(8)
Commercial Real Estate	$735	54.8%	49.3%	48.2%
CDO of CMBS(9)	606	45.2%	29.3%	43.4%

	$1,341	100.0%	40.2%	46.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
For this release, net par outstanding is based on values as of December 2009. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on December 31, 2009 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(7)
Represents U.S. other CMBS not included in the table above.

(8)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(9)
Relates to vintages 2003 and prior.

Assured Guaranty Ltd.

Consumer Receivables Profile

(dollars in millions)

Distribution of Consolidated U.S. Consumer Receivables by Rating(1) as of December 31, 2009

Rating:	Credit Cards	Student Loans	Manufactured Housing	Auto	Total Net Par Outstanding
Super senior					$—
AAA	$2,010	$1,261	$92	$68	3,431
AA	—	—	50	42	91
A	—	210	—	—	210
BBB	89	—	—	3,433	3,522
Below investment grade	—	—	180	—	180

	$2,099	$1,471	$322	$3,542	$7,434

Average rating(1)	AA+	AAA	A	AA-	AA-
Avg. Initial Credit Enhancement(2)	30.8%	21.1%	27.6%	11.9%	19.7%
Avg. Current Enhancement(2)	52.2%	22.8%	26.7%	24.9%	32.3%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

 Assured Guaranty Ltd.

Financial Guaranty Direct Credit Derivative Net Par Outstanding Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Net Par Outstanding by Rating(1)

	December 31, 2009
Ratings(2):	Net Par Outstanding	% of Total
Super senior	$41,307	34.2%
AAA	40,065	33.2%
AA	14,613	12.1%
A	8,255	6.8%
BBB	9,076	7.5%
Below investment grade	7,459	6.2%

Total credit derivative net par outstanding	$120,775	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Net Par Outstanding by Sector and Average Rating

	December 31, 2009
	Net Par Outstanding	Average Rating(2)
U.S. public finance	$1,566	A
Non-U.S. public finance	8,523	A+

Total public finance	$10,089	A+

U.S. Structured Finance:
Pooled corporate obligations	$65,245	AAA
Residential mortgage-backed and home equity	11,303	BBB
Commercial mortgage-backed securities	6,760	AAA
Commercial receivables	663	BBB+
Consumer receivables	545	Super Senior
Structured credit	239	BB
Other structured finance	179	B+
Insurance securitizations	169	A-

Total U.S. structured finance	85,103	AA
Non-U.S. Structured Finance:
Pooled corporate obligations	21,336	AAA
Residential mortgage-backed and home equity	3,170	AAA
Commercial mortgage-backed securities	430	AAA
Structured credit	243	BBB
Other structured finance	196	AAA
Commercial receivables	126	A
Insurance securitizations	82	BB

Total non-U.S. structured finance	25,583	AAA

Total structured finance	$110,686	AA+

Total direct credit derivative net par outstanding	$120,775	AA+

(1)
Excludes $4,103 million of net par of credit derivatives not at fair value.

(2)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Derivatives

(dollars in millions)

Unrealized Gains (Losses) on Credit Derivatives as of December 31, 2009(1)

Asset Type:	Net Par Outstanding	Wtd. Avg. Credit Rating	4Q-09 Unrealized Gain (Loss)	2009 Unrealized Gain (Loss)
Financial Guaranty Direct:
Pooled corporates(2)
CLOs/CBOs	$49,447	AAA	$204.2	$152.3
Synthetic investment grade pooled corporate	14,652	AAA	(5.4)	(24.0)
Synthetic high yield pooled corporate	11,040	AAA	74.9	95.1
Trust Preferred	6,041	BBB-	(11.5)	(44.1)
Market Value CDOs of corporate	5,401	AAA	7.5	(0.6)
Other Pooled Corporate	—	—	—	6.3

Total pooled corporate obligations	86,581	AAA	269.7	185.0
U.S. RMBS(3):
Alt-A Option ARMs and Alt-A First Lien	5,662	BB	(135.7)	(429.3)
Subprime First Lien (including NIMs)	4,970	A+	1.1	4.9
Prime First Lien	560	BB	(10.2)	(85.2)
CES and HELOCs	111	B	3.1	11.6

Total U.S. RMBS	11,303	BBB	(141.7)	(498.0)
Commercial mortgage-backed securities(4)	7,191	AAA	(7.7)	(41.1)
Other(5)	15,700	AA-	(31.4)	6.7

Financial Guaranty Direct:	120,775	AA+	88.9	(347.4)
Financial Guaranty Reinsurance:	1,642	AA-	5.9	9.6

Total Financial Guaranty	$122,417	AA+	$94.8	$(337.8)

(1)
Include credit derivative accounted for at fair value and excludes $4,103 million of credit derivatives not at fair value.

(2)
Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(3)
Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities.

(4)
Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(5)
Other includes all other U.S. and international asset classes, such as commercial receivables, international residential mortgage-backed and home equity securities, and international infrastructure and pooled infrastructure securities.

Assured Guaranty Ltd.

Below Investment Grade Exposures

As of December 31, 2009

(dollars in millions)

Public Finance Below Investment Grade Exposures Greater Than $50 Million as of December 31, 2009

Name or Description	Net Par Outstanding	Internal Rating(1)
U.S. Public Finance:
Jefferson County Alabama Sewer	$592	D
Detroit (City of) Michigan	458	BB
Jefferson County Alabama School Limited Obligation Sales Tax	178	BB
Detroit (City of) Michigan School District	176	BB
St. Barnabas Health System—New Jersey	155	BB
Guaranteed Student Loan transaction	152	C
Mashantucket Pequot Tribe—Connecticut	130	B
Harrisburg (City of) Pennsylvania	96	BB
Guaranteed Student Loan transaction	95	B
Orlando Florida Tourist Development (3rd Lien)	86	BB
New Orleans (City of) Louisiana	85	BB-
Xenia Rural Water District, Iowa	83	BB
Erie (City of) Pennsylvania	82	BB+
Pennsylvania Higher Education Assistance Authority Series 2002A	82	BB
DeKalb County Medical Center—Georgia	78	BB
Pennsylvania Higher Education Assistance Authority Series 2001A	62	BB

Total	$2,590
Non-U.S. Public Finance:
Aeroporti Di Roma—Romulus Finance S.R.L. (Rome Airport)	$308	BB
Cross City Tunnel Motorway Finance Limited	263	BB

Total	$571

Total	$3,161

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Below Investment Grade Exposures (Continued)

As of December 31, 2009

(dollars in millions)

Structured Finance Below Investment Grade Exposures Greater Than $50 Million as of December 31, 2009

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
U.S. Structured Finance:
U.S. RMBS:
Deutsche ALT-A Securities Mortgage Loan 2007-2	$913	CCC	6.6%	31.3%
Countrywide HELOC 2006-I	703	CCC	0.0%	12.1%
MABS 2007-NCW	648	BB	34.6%	67.0%
Countrywide HELOC 2006-F	604	CCC	0.0%	27.6%
MASTR Adjustable Rate Mortgages Trust 2007-3	587	CCC	9.1%	56.6%
Mortgage IT Securities Corp. Mortgage Loan 2007-2	560	BB	10.8%	10.8%
Private Residential Mortgage Transaction	544	BB	25.8%	30.2%
Private Residential Mortgage Transaction	506	B	27.3%	30.5%
Deutsche ALT-A Securities Mortgage Loan 2007-3	463	BB	12.2%	30.2%
CWALT Alternative Loan Trust 2007-HY9	424	CCC	7.8%	46.1%
Countrywide Home Equity Loan Trust 2007-D	422	CCC	0.0%	12.1%
Private Residential Mortgage Transaction	414	B	20.0%	37.5%
Option One Mortgage Loan Trust 2007-FXD2	406	BB	19.8%	31.9%
Countrywide Home Equity Loan Trust 2005-J	404	CCC	0.0%	15.3%
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2007-1	390	CCC	5.0%	48.3%
AAA Trust 2007-2	371	B	39.5%	53.7%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-A	363	CCC	0.0%	13.6%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D	361	CCC	0.0%	13.1%
HarborView Mortgage Loan Trust 2006-12	356	BB	11.9%	54.2%
MASTR Adjustable Rate Mortgages Trust 2007-1	340	B	5.6%	35.6%
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B	323	CCC	0.0%	10.8%
GMACM 2004-HE3	297	BB	0.0%	4.2%
IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1	262	CCC	0.0%	11.8%
Terwin Mortgage Trust 2006-12SL	255	CCC	—	18.5%
CWABS Asset-Backed Certificates Trust 2007-4	222	BB	22.1%	40.3%
Soundview Home Loan Trust 2007-WMC1	211	CCC	14.9%	71.1%
Terwin Mortgage Trust 2007-1SL	210	CCC	—	13.5%
Terwin Mortgage Trust 2006-10SL	202	CCC	—	12.7%

Assured Guaranty Ltd.

Below Investment Grade Exposures (Continued)

As of December 31, 2009

(dollars in millions)

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
HarborView Mortgage Loan Trust 2006-1	201	CCC	9.2%	57.1%
HarborView Mortgage Loan Trust 2007-1	200	BB	14.6%	52.2%
CWHEQ Revolving Home Equity Loan Trust, Series 2005-C	173	BB	0.0%	10.8%
CWALT Alternative Loan Trust 2007-OA10	173	CCC	9.9%	51.8%
HarborView Mortgage Loan Trust 2006-10	165	B	4.0%	37.6%
Flagstar Home Equity Loan Trust 2006-2	160	CCC	0.0%	14.9%
CSAB Mortgage-Backed Trust 2006-3	154	CCC	1.8%	43.4%
Renaissance Home Equity Loan Trust 2007-3	148	BB	27.5%	40.9%
Nomura Asset Acceptance Corporation Alternative Loan Trust, Series 2007-S2	142	CCC	0.0%	16.0%
Lehman Excess Trust 2007-16N	133	BB	11.3%	33.0%
American Home Mortgage Assets Trust 2007-4	126	CCC	0.9%	30.3%
IndyMac IMSC Mortgage Loan Trust 2007-HOA1	125	CCC	1.1%	27.4%
ACE Home Equity Loan Trust 2007-SL3	123	CCC	10.9%	14.6%
Taylor Bean & Whitaker 2007-2	113	B	4.7%	39.5%
Countrywide AltA 2005-22T	100	B	6.3%	20.7%
CSAB Mortgage-Backed Trust 2006-2	92	CCC	5.6%	37.9%
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB1	91	CCC	7.0%	30.3%
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H	89	CCC	0.0%	21.6%
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4	87	CCC	0.2%	37.5%
ACE Home Equity Loan Trust, Series 2006-GP1	81	CCC	0.0%	12.1%
MASTR Asset Backed Securities Trust 2005-NC2	80	B	23.7%	52.4%
Terwin Mortgage Trust 2005-16HE	78	BB	17.9%	29.0%
Terwin Mortgage Trust 2007-6 ALT	73	CCC	—	71.3%
CSMC Mortgage-Backed Trust 2007-3	71	CCC	2.0%	36.2%
GSAA Home Equity Trust 2005-12	71	BB	11.3%	22.5%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2	66	CCC	0.0%	14.3%
ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1	65	CCC	—	16.9%
CWALT, Inc., Alternative Loan Trust 2005-62, Mortgage Pass-Through Certificates, Series 2005-62	64	CCC	13.3%	54.7%
CSAB Mortgage-Backed Trust 2007-1	63	CCC	2.6%	34.4%
SACO I Trust 2005-GP1	62	CCC	0.0%	9.9%

Assured Guaranty Ltd.

Below Investment Grade Exposures (Continued)

As of December 31, 2009

(dollars in millions)

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3	60	CCC	0.0%	46.9%
DSLA Mortgage Loan Trust 2005-AR5	58	CCC	5.7%	37.0%
Luminent Mortgage Trust 2006-2	54	CCC	9.7%	56.0%
CSAB Mortgage-Backed Trust 2006-4	53	CCC	3.6%	38.9%
FFMLT 2007-FFC	51	CCC	0.0%	15.9%
CWALT Alternative Loan Trust SER 2005-55CB	50	BB	9.1%	12.7%
CHEVY Chase Funding LLC Series 2006-2	50	B	16.7%	31.9%

Total U.S. RMBS	$15,506

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Below Investment Grade Exposures (Continued)

As of December 31, 2009

(dollars in millions)

Structured Finance Below Investment Grade Exposures Greater Than $50 Million as of December 31, 2009

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
U.S. Structured Finance:
Other:
Taberna Preferred Funding IV, LTD.	$292	CCC	40.3%
Taberna Preferred Funding III, LTD.	288	CCC	34.1%
Alesco Preferred Funding XVI, LTD.	260	B	11.1%
Taberna Preferred Funding II, LTD.	244	CCC	36.1%
Weinstein Film Securitization	239	BB	N/A
Attentus CDO I Limited	233	BB	37.1%
Alesco Preferred Funding XVII, LTD.	207	BB	22.4%
Synthetic High Yield Pooled Corporate CDO	193	CCC	12.0%
Attentus CDO II Limited	189	BB	36.0%
US Capital Funding IV, LTD.	160	BB	16.5%
NRG Peaker Finance Company LLC	155	B	N/A
National Collegiate Trust—Private Student Loan Transaction	155	BB-	N/A
Taberna Preferred Funding VI, LTD.	152	CCC	40.9%
National Collegiate Trust—Private Student Loan Transaction	125	BB-	N/A
Conseco Fianance Securitization MH Series 2001-2	108	BB	18.2%
GreenPoint Manufactured Housing Contract Trust Pass Through Certificates Series 2000-4	79	BB	16.1%
CAPCO—Excess SIPC Excess Of Loss Reinsurance Consumer Asset Protection Company	63	BB	N/A
Private Commerical Receivables Transaction	55	BB+	N/A
Private Commerical Receivables Transaction	50	BB	N/A

Total Other	$3,247

Total	$18,753
Non-U.S. Structured Finance:
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	CC	N/A
Orkney Re II, PLC Floating Rate Notes	423	CCC	N/A

Total	$923

Total	$19,676

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector

As of December 31, 2009

(dollars in millions)

50 Largest U.S. Public Finance Exposures

Credit Name:	Net Par Outstanding	Rating(1)
New Jersey (State of)	$4,965	AA-
New York (State of)	3,544	AA
California (State of)	3,528	A
Massachusetts (Commonwealth of)	3,428	AA
New York (City of) New York	3,301	AA-
Puerto Rico (Commonwealth of)	2,616	BBB-
Washington (State of)	2,417	AA
Chicago (City of) Illinois	2,374	A+
Houston Texas Water and Sewer Authority	2,344	A+
Wisconsin (State of)	2,253	AA-
Port Authority of New York and New Jersey	2,248	AA-
Los Angeles Unified School District	2,161	AA
New York MTA Transportation Authority	2,054	A
Miami-Dade County Florida Aviation Authority—Miami International Airport	2,053	A+
New York City Municipal Water Finance Authority	1,993	AA+
Massachusetts (Commonwealth of) State Sales Tax	1,949	AA
Philadelphia (City of) Pennsylvania	1,924	BBB-
Michigan (State of)	1,899	A+
University of California Board of Regents	1,880	AA-
Long Island Power Authority	1,841	A-
Pennsylvania (Commonwealth of)	1,717	AA-
California (State of) Department of Water Resources	1,688	A-
Chicago Illinois Public Schools	1,679	A+
Illinois (State of)	1,597	AA
New York State Thruway Highway Trust Fund	1,576	AA-
Illinois Toll Highway Authority	1,556	AA
Miami-Dade County School Board	1,552	A-
Florida (State of)	1,533	AA+
Kentucky (Commonwealth of)	1,519	AA-
Chicago-O'Hare Airport	1,488	A
Hawaii (State of) Department of Hawaiian Home Lands	1,434	AA
District of Columbia	1,418	A+
San Francisco Airports Commission	1,418	A
Puerto Rico Highway & Transportation Authority	1,402	BBB
Los Angeles Department of Water & Power—Electric Revenue Bonds	1,395	AA-
New York MTA Dedicated Tax	1,358	AA-
Massachusetts (Commonwealth of) Water Resources	1,342	AA
Puerto Rico Electric Power Authority	1,332	A-
New Jersey Turnpike Authority	1,309	A
Connecticut (State of)	1,308	AA+
Atlanta Georgia Water & Sewer System	1,294	BBB+
Broward County Florida School Board	1,247	AA-
Metropolitan Washington DC Airports Authority	1,240	AA-
Clark County Nevada School District	1,229	AA
Skyway Concession Company LLC	1,216	BBB
Detroit Michigan Sewer	1,170	A+
Philadelphia Pennsylvania School District	1,150	A
Austin Texas Combined Utility System	1,124	AA-
California State University System Trustee	1,115	AA-
Houston (City of) Texas Airport System	1,047	A+

Total top 50 U.S. public finance exposures	$92,225

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Continued)

As of December 31, 2009

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Rating(1)	Credit Enhancement
Fortress Credit Opportunities I, LP.	$1,302	AA	28.6%
Stone Tower Credit Funding	1,254	AAA	32.3%
Synthetic Investment Grade Pooled Corporate CDO	1,157	Super Senior	13.5%
Discover Card Master Trust I Series 2005-A	1,000	AAA	57.5%
Synthetic High Yield Pooled Corporate CDO	975	AA-	42.7%
Deutsche ALT-A Securities Mortgage Loan 2007-2	913	CCC	6.6%
Synthetic Investment Grade Pooled Corporate CDO	791	Super Senior	23.4%
Synthetic Investment Grade Pooled Corporate CDO	765	Super Senior	14.9%
Synthetic Investment Grade Pooled Corporate CDO	754	Super Senior	26.2%
Synthetic High Yield Pooled Corporate CDO	738	A	30.7%
Synthetic High Yield Pooled Corporate CDO	731	AA-	40.0%
Synthetic High Yield Pooled Corporate CDO	725	AAA	25.0%
Countrywide HELOC 2006-I	703	CCC	0.0%
Private Structured Credit Transaction	675	BBB+	Private
280 Funding I—Class A-2 Term	660	AAA	37.8%
Synthetic Investment Grade Pooled Corporate CDO	653	Super Senior	17.8%
Citibank OMNI Master Trust Series 2007-A7	650	AAA	44.0%
MABS 2007-NCW	648	BB	34.6%
Countrywide HELOC 2006-F	603	CCC	0.0%
Anchorage Crossover Credit Finance LTD	600	AAA	28.9%
ARES Enhanced Credit Opportunities Fund Class A1	595	AAA	43.6%
Private Residential Mortgage Transaction	587	BBB-	24.4%
MASTR Adjustable Rate Mortgages Trust 2007-3	587	CCC	9.1%
Applebees Enterprises LLC	584	BBB-	35.1%
Sandelman Finance 2006-1 Limited Class A-1-A	563	AA	28.0%
Synthetic High Yield Pooled Corporate CDO	562	AAA	24.3%
Mortgage IT Securities Corp. Mortgage Loan 2007-2	560	BB	10.8%
Private Residential Mortgage Transaction	544	BB	25.8%
Private Residential Mortgage Transaction	536	BBB	25.3%
Synthetic High Yield Pooled Corporate CDO	523	Super Senior	29.7%
Synthetic High Yield Pooled Corporate CDO	523	Super Senior	24.5%
Americredit 2007-B-F	518	BBB	18.5%
Synthetic High Yield Pooled Corporate CDO	514	Super Senior	14.2%
Eastland CLO, LTD	506	Super Senior	31.2%
Private Residential Mortgage Transaction	506	B	27.3%
LIICA Holdings, LLC	495	AA	29.0%
Synthetic High Yield Pooled Corporate CDO	494	AA	46.7%
Shenandoah Trust Capital I Term Securities	484	A+	14.9%
Denali CLO VII, LTD.	477	AAA	20.1%
Deutsche ALT-A Securities Mortgage Loan 2007-3	462	BB	12.2%
Synthetic High Yield Pooled Corporate CDO	461	Super Senior	25.0%
Avenue CLO V, Ltd.	454	AAA	18.1%
Synthetic Investment Grade Pooled Corporate CDO	454	Super Senior	12.7%
SLM Private Credit Student Loan Trust 2007-A	450	AAA	11.3%
KKR Financial CLO 2007-1	443	AAA	46.5%
Synthetic High Yield Pooled Corporate CDO	438	AAA	29.5%
Synthetic Investment Grade Pooled Corporate CDO	433	Super Senior	11.3%
Liberty CLO LTD Series Class A-1C	432	AAA	33.5%
Synthetic High Yield Pooled Corporate CDO	427	AAA	23.8%
Grayson CLO	425	Super Senior	21.4%

Total top 50 U.S. structured finance exposures	$31,334

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Continued)

As of December 31, 2009

(dollars in millions)

25 Largest Non-U.S. Exposures

Credit Name:	Net Par Outstanding	Rating(1)
Quebec Provence	$2,425	A+
Sydney Airport Finance Company	1,567	BBB
Thames Water Utility Finance Plc	1,389	BBB+
Prime European RMBS	1,269	AAA
Fortress Credit Investments I Class A-1	935	AAA
Essential Public Infrastructure Capital III	919	AAA
Channel Link Enterprises Finance Plc	908	BBB
Essential Public Infrastructure Capital II	846	AAA
Southern Gas Networks Plc	843	BBB
International AAA Sovereign Debt Synthetic CDO	821	AAA
Paragon Mortgages (No.13) Plc	758	AAA
Reliance Rail Finance Pty. Limited	750	A-
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	740	Super Senior
United Utilities Water Plc	703	A
International Infrastructure Pool	696	A-
International Infrastructure Pool	696	A-
International Infrastructure Pool	696	A-
Capital Hospitals (Issuer) Plc	693	BBB-
Powercor Australia LLC	645	A-
Japan Expressway Holding and Debt Repayment Agency	634	AA
Artesian Finance II Plc (Southern)—Swap Policy	620	A-
International Super AAA Synthetic Investment Grade Pooled Corporate CDO	590	Super Senior
Taberna Europe CDO II Plc	585	BBB-
Campania Region—Healthcare receivable	585	A-
Global Senior Loan Index Fund 1 B.V.	559	AAA

Total top 25 non-U.S. exposures	$21,872

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Continued)

As of December 31, 2009

(dollars in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Servicer:	Net Par Outstanding
Countrywide Home Loans Servicing LP	$8,937
American Home Mortgage Acceptance, INC.	3,045
GMAC Mortgage Corporation	2,515
Wells Fargo Bank Minnesota, N.A.	2,333
Ocwen Federal Bank	1,198
JPMorgan Chase Bank	1,178
OneWest Bank Group LLC	1,071
Specialized Loan Servicing, LLC	887
Select Portfolio Servicing, Inc	537
First Tennessee Bank N.A.	467

Total top 10 residential mortgage servicers exposures	$22,168

10 Largest U.S. Healthcare Exposures

Credit Name:	Net Par Outstanding	Rating(1)	State
CHRISTUS Health	$491	A+	TX
Methodist Healthcare System	461	A	TN
MultiCare Health System	420	A+	WA
Virtua Health	370	A	NJ
Covenant Health	343	A-	TN
Iowa Health System	337	A+	IA
Meridian Health System	336	A-	NJ
Childrens National Medical Center	333	BBB+	DC
Bon Secours Health System Obligated Group	321	A-	MD
Sutter Health (fka Sutter/CHS Obligated Group)	302	AA-	CA

Total top 10 U.S. healthcare exposures	$3,714

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Surveillance Financial Guaranty and Credit Derivatives Categories

(dollars in millions)

Net Par Outstanding by Below Investment Grade Category(1)

	December 31, 2009
	Net Par Outstanding	% of Total Net Par Outstanding	Number of Credits in Category
Description:
BIG:
Category 1	$6,638	1.0%	112
Category 2	10,639	1.7%	208
Category 3	7,889	1.2%	44

BIG Total	$25,166	3.9%	364

(1)
Effective January 1, 2009 Assured Guaranty adopted ASC 944-20. Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of below investment grade ("BIG") credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

Assured Guaranty Ltd.
Gross Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type
(dollars in millions)

	As of December 31, 2009
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total Financial Guaranty	Mortgage Guaranty	Other	Total
Financial guaranty insurance reserves by segment and type(1):
Case	$188.0	$96.3	$284.3	$0.1	$1.1	$285.5
Incurred but not reported and portfolio	—	—	—	2.0	2.0	4.0

Total financial guaranty insurance loss and LAE reserves	188.0	96.3	284.3	2.1	3.1	289.5
Credit derivative reserves by segment and type:
Case	434.4	—	434.4	—	—	434.4

Total credit derivative reserves	434.4	—	434.4	—	—	434.4

Total loss and LAE reserves	$622.4	$96.3	$718.7	$2.1	$3.1	$723.9

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

Assured Guaranty Ltd.

Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid

As of December 31, 2009

(dollars in millions)

Financial Guaranty Insurance Contracts and Credit Derivatives	Total Net Par Outstanding for BIG Transactions	4Q-09 Incurred Losses	2009 Incurred Losses	4Q-09 Paid Losses	2009 Paid Losses	Gross Reserves	Expected Loss to be Expensed
Financial Guaranty Direct and Reinsurance:
First lien
Prime first lien	$614.5	$—	$(0.7)	$—	$—	$—	$—
Alt-A first lien	4,622.5	24.1	129.2	0.5	1.1	150.6	178.9
Alt-A option ARMs	3,440.3	46.3	163.8	0.5	0.9	184.1	494.7
Subprime first lien	2,688.4	3.1	35.0	2.3	13.6	87.8	56.9

Total first lien	11,365.7	73.5	327.3	3.3	15.6	422.5	730.5
Second lien
Prime closed end seconds	1,260.0	(12.1)	22.8	23.8	101.1	66.5	218.5
Prime HELOC	4,498.4	52.0	147.7	164.9	528.1	23.5	227.3

Total second lien	5,758.4	39.9	170.5	188.7	629.2	90.0	445.8

Total U.S. RMBS	17,124.1	113.4	497.8	192.0	644.8	512.5	1,176.3
Other structured finance	4,271.9	48.4	36.0	(10.7)	7.2	136.9	34.9
Public finance	3,770.2	25.1	70.7	2.6	23.2	69.3	67.6

Total Financial Guaranty Direct and Reinsurance	$25,166.2	$186.9	$604.5	$183.9	$675.2	$718.7	$1,278.8

Assured Guaranty Ltd.

Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid (Continued)

As of December 31, 2009

(dollars in millions)

Financial Guaranty Insurance Contracts	Total Net Par Outstanding for BIG Transactions	4Q-09 Incurred Losses	2009 Incurred Losses	4Q-09 Paid Losses	2009 Paid Losses	Gross Reserves	Expected Loss to be Expensed
Financial Guaranty Direct and Reinsurance:
First lien
Prime first lien	$54.5	$—	$—	$—	$—	$—	$—
Alt-A first lien	1,822.0	3.3	21.1	0.4	1.0	25.7	178.9
Alt-A option ARMs	2,691.6	32.1	43.0	0.3	0.7	54.7	494.7
Subprime first lien	2,243.3	1.2	13.1	0.6	2.6	22.8	56.9

Total first lien	6,811.4	36.6	77.2	1.3	4.3	103.2	730.5
Second lien
Prime closed end seconds	1,166.8	1.0	47.8	23.8	101.1	21.2	218.5
Prime HELOC	4,498.4	52.0	148.4	164.9	528.1	23.5	227.3

Total second lien	5,665.2	53.0	196.2	188.7	629.2	44.7	445.8

Total U.S. RMBS	12,476.6	89.6	273.4	190.0	633.5	147.9	1,176.3
Other structured finance	1,757.9	12.2	21.2	(12.7)	0.8	67.3	34.9
Public finance	3,472.6	24.9	71.2	2.6	23.2	69.1	67.6

Total Financial Guaranty Direct and Reinsurance	$17,707.1	$126.7	$365.8	$179.9	$657.5	$284.3	$1,278.8

Assured Guaranty Ltd.

Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid (Continued)

As of December 31, 2009

(dollars in millions)

Credit Derivatives	Total Net Par Outstanding for BIG Transactions	4Q-09 Operating Losses	2009 Operating Losses	4Q-09 Paid Losses	2009 Paid Losses	Gross Reserves
Financial Guaranty Direct and Reinsurance:
First lien
Prime first lien	$560.0	$—	$(0.7)	$—	$—	$—
Alt-A first lien	2,800.5	20.8	108.1	0.1	0.1	124.9
Alt-A option ARMs	748.7	14.2	120.8	0.2	0.2	129.4
Subprime first lien	445.1	1.9	21.9	1.7	11.0	65.0

Total first lien	4,554.3	36.9	250.1	2.0	11.3	319.3
Second lien
Prime closed end seconds	93.2	(13.1)	(25.0)	—	—	45.3
Prime HELOC	—	—	(0.7)	—	—	—

Total second lien	93.2	(13.1)	(25.7)	—	—	45.3

Total U.S. RMBS	4,647.5	23.8	224.4	2.0	11.3	364.6
Other structured finance	2,514.0	36.2	14.8	2.0	6.4	69.6
Public finance	297.6	0.2	(0.5)	—	—	0.2

Total Financial Guaranty Direct and Reinsurance	$7,459.1	$60.2	$238.7	$4.0	$17.7	$434.4

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	2009	2008	2007	2006
GAAP Summary Income Statement Data
Net earned premiums(1)	$930.4	$261.4	$159.3	$144.8
Realized gains and other settlements on credit derivatives	163.6	117.6	74.0	73.9
Net investment income	259.2	162.6	128.1	111.5
Total expenses(1)	796.7	440.9	161.5	150.4
Income (loss) before provision for income taxes	132.9	112.3	(463.0)	190.0
Net income (loss) attributable to Assured Guaranty Ltd.	97.2	68.9	(303.3)	159.7
Operating income(b)	316.7	74.5	178.0	157.2
Net income (loss) attributable to Assured Guaranty Ltd. per diluted share(2)	$0.75	$0.77	$(4.38)	$2.13
Operating income per diluted share(2)	$2.45	$0.84	$2.57	$2.12

GAAP Summary Balance Sheet Data (End of Period)
Total investments and cash	$10,852.3	$3,643.6	$3,147.9	$2,469.9
Total assets	16,593.4	4,555.7	3,762.9	2,931.6
Unearned premium reserves(1)	8,219.4	1,233.7	887.2	631.0
Loss and LAE reserves(1)	289.5	196.8	125.6	115.9
Long-term debt	917.4	347.2	347.1	347.1
Shareholders' equity of Assured Guaranty Ltd. and subsidiaries	3,520.5	1,926.2	1,666.6	1,650.8
Book value attributable to Assured per share	$19.12	$21.18	$20.85	$24.44

Other Financial Information (GAAP Basis):
Net debt service outstanding (end of period)	$958,265	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,095,037	354,858	307,657	181,503
Net par outstanding (end of period)	640,422	222,722	200,279	132,296
Gross par outstanding (end of period)	726,929	227,164	204,809	133,303

Other Financial Information (Statutory Basis):
Net debt service outstanding (end of period)	$942,193	$348,816	$302,413	$180,174
Gross debt service outstanding (end of period)	1,076,039	354,858	307,657	181,503
Net par outstanding (end of period)	626,274	222,722	200,279	132,296
Gross par outstanding (end of period)	709,786	227,164	204,809	133,303
Consolidated qualified statutory capital	4,902	2,310	2,079	1,658
Consolidated policyholders' surplus and reserves	10,792	3,652	3,040	2,374
Ratios:
Par insured to qualified statutory capital	128:1	96:1	96:1	80:1
Capital ratio(3)	192:1	151:1	145:1	109:1
Financial resources ratio(4)	70:1	70:1	68:1	53:1
Gross debt service written:
Public finance—U.S.	$87,940	$68,265	$66,190	$13,260
Public finance—non-U.S.	894	3,350	11,849	10,531
Structured finance—U.S.	2,501	13,972	42,414	28,902
Structured finance—non-U.S.	—	5,490	13,122	7,448

Total gross debt service written	$91,335	$91,078	$133,575	$60,141

Net debt service written	$91,335	$89,871	$129,872	$59,775
Net par written	49,759	55,418	84,686	50,541
Gross par written	49,921	56,140	88,117	50,892

(1)
The Company adopted ASC 944-20 effective January 1, 2009.

(2)
Effective January 1, 2009, the Company adopted ASC 260-10, which clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities and shall be included in the calculation of basic and diluted net income (loss) per share. Upon retrospective adoption of ASC 260-10, Assured Guaranty increased previously reported diluted net income (loss) per share by $0.08 for 2007 and decreased previously reported diluted net income (loss) per share by $0.02 for 2006. There was no impact on previously reported diluted net income (loss) per share for 2008. Operating income, a non-GAAP financial measure, for all periods is positive, therefore the per diluted share calculation ignores the effect of ASC 260-10 and includes the effect of dilutive securities.

(3)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

 Glossary

        Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report.

        Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

        Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

        Residential mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages. Alt-A Option ARMs: includes transactions where 66% or more of the collateral is comprised of mortgage loans that have the potential to negatively amortize. Alt-A First Lien: includes all transactions, other than Alt-A Option ARM transactions, where more than 50% of the collateral is comprised of mortgage loans that were originated with less than full documentation.

        Consumer receivables: principally includes auto loan receivables and credit card receivables.

        Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

        Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

        Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

        Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

        This Financial Supplement references financial measures that are not financial measures that are in accordance with U.S. generally accepted accounting principles ("non-GAAP financial measures") which management uses in order to assist analysts and investors in evaluating Assured Guaranty Ltd.'s financial results. These non-GAAP financial measures are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty's management, analysts and investors evaluate Assured Guaranty Ltd.'s financial results and is comparable to estimates published by analysts in their research reports on Assured Guaranty Ltd.

(a)
PVP or present value of new business production: PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% for December 31, 2009 and 6% for December 31, 2008. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at 6% per year on the Company's general investment portfolio, while under GAAP, these amounts are discounted at a risk free rate. Additionally, under GAAP management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b)
Operating income: Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated variable interest entities) adjusted for the following:

1)
Elimination of the after-tax realized gains (losses) on investments;

2)
Elimination of the after-tax non-credit impairment fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

3)
Elimination of the after-tax fair value gains (losses) on the Company's committed capital; and

4)
Elimination of goodwill and settlement of pre-existing relationships.

        Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains and losses on investments are excluded from operating income because the timing and amount of realized gains and losses are not directly related to the Company's insurance businesses. Non-credit impairment unrealized gains and losses on credit derivatives, and unrealized gains and losses on the Company's committed capital securities are excluded from operating income because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors unrelated to the Company. This measure should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

(c)
Operating shareholders' equity ("Operating Shareholders' Equity"): Operating shareholders' equity is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated variable interest entities) reported under accounting principles generally accepted in the United States of America (GAAP), adjusted for the following fair value adjustments deemed to be unrelated to credit impairment. The specific adjustments are:

1)
Elimination of the after-tax non-credit impairment unrealized gains (losses) on credit derivatives which are unrealized gains (losses) other than the present value of estimated economic credit losses;

2)
Elimination of the after-tax unrealized gains (losses) on the Company's committed capital securities; and

3)
Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation.

        Management believes that operating shareholders' equity and operating ROE are useful measures for management, investors and analysts because the presentation of these measures clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Non-credit impairment unrealized gains and losses on credit derivatives, unrealized gains and losses on the Company's committed capital securities, and unrealized gains (losses) on the investment portfolio recorded in accumulated comprehensive income are excluded from operating shareholders' equity because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors unrelated to the Company. This measure should not be viewed as a substitute for shareholders' equity determined in accordance with GAAP.

        Operating return on equity ("Operating ROE"):    Operating ROE represents operating income for the specified period divided by the average of operating shareholders' equity at the beginning and the end of the specified period. Operating shareholders' equity is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated variable interest entities) reported under accounting principles generally accepted in the United States of America (GAAP), adjusted for adjustments 1, 2 and 3 in the ABV definition below.

(d)
Adjusted Book Value: Adjusted book value is calculated as shareholders' equity attributable to Assured Guaranty Ltd. (which excludes noncontrolling interest in consolidated entities) adjusted for the following:

1)
Elimination of the after-tax non-credit impairment fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

2)
Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities;

3)
Elimination of the after-tax unrealized gains (losses) on investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  4)
  Elimination of after-tax deferred acquisition costs;

  5)
  Addition of the after-tax net present value of expected estimated future revenue on credit derivatives in force, less ceding commissions and premium taxes in excess of expected losses, discounted at the tax equivalent yield on the investment portfolio for periods beginning in 2010 and 6% for periods prior to 2010 and the addition of the after-tax value of net unearned revenue on credit derivatives; and

  6)
  Addition of the after-tax value of the net unearned premium reserve on financial guaranty contracts in excess of net expected loss.

  Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholders' equity. The premiums included in adjusted book value will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors. This measure should not be viewed as a substitute for shareholders' equity attributable to Assured Guaranty Ltd. determined in accordance with GAAP.

(e)
Net present value of estimated future revenue on credit derivatives in force: Net present value of estimated installment premiums on credit derivatives in force is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force books of business, net of reinsurance and discounted at 6% for December 31, 2009 and 6% for December 31, 2008. Management believes that net present value of estimated future revenue in force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity Investors:
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Fixed Income Investors:
Robert Tucker
Managing Director, Fixed Income Investor Relations
(212) 339-0861
rtucker@assuredguaranty.com

Michael Walker
Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@assuredguaranty.com

Media:
Betsy Castenir
Managing Director, Corporate Communications
(212) 339-3424
bcastenir@assuredguaranty.com

Ashweeta Durani
Vice President, Corporate Communications
(212) 408-6042
adurani@assuredguaranty.com

QuickLinks

  Exhibit 99.2
Assured Guaranty Ltd. December 31, 2009 Financial Supplement
Table of Contents
Assured Guaranty Ltd. Selected Financial Highlights (dollars in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Income Statements (dollars and shares in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Balance Sheets (dollars in millions)
Assured Guaranty Ltd. Adjusted Book Value (dollars in millions, except per share amounts)
Assured Guaranty Ltd. Consolidated Capital and Claims Paying Resources (dollars in millions)
Assured Guaranty Ltd. New Business Production (dollars in millions)
Assured Guaranty Ltd. Segment Consolidation (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct Segment (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Reinsurance Segment (dollars in millions)
Assured Guaranty Ltd. Investment Portfolio As of December 31, 2009 (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Profile As of December 31, 2009 (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Profile (Continued) (dollars in millions)
Assured Guaranty Ltd. Direct Pooled Corporate Obligations Profile (dollars in millions)
Assured Guaranty Ltd. Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct U.S. RMBS Profile (dollars in millions)
Assured Guaranty Ltd. Consumer Receivables Profile (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct Credit Derivative Net Par Outstanding Profile (dollars in millions)
Assured Guaranty Ltd. Unrealized Gains (Losses) on Credit Derivatives (dollars in millions)
Assured Guaranty Ltd. Below Investment Grade Exposures As of December 31, 2009 (dollars in millions)
Assured Guaranty Ltd. Largest Exposures by Sector As of December 31, 2009 (dollars in millions)
Assured Guaranty Ltd. Surveillance Financial Guaranty and Credit Derivatives Categories (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid As of December 31, 2009 (dollars in millions)
Assured Guaranty Ltd. Summary Financial and Statistical Data (dollars in millions, except per share amounts)
Glossary